EXHIBIT 10.4

ASSIGNMENT AND BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, by Assignment and Bill of Sale dated July 15, 1999, effective May 1, 1999, recorded at Conveyance Book 400, Page 547 of the records of Allen Parish, Louisiana and Conveyance Book 693, Page 504 of the records of Beauregard Parish, Louisiana, (the "Prior Assignment") Gladstone Resources, Inc. whose address is 3500 Oak Lawn, Suite 590, Dallas, TX 75219 (hereinafter referred to as "Assignor"), acquired from Humphrey Oil Interests, L. P. certain interests in the Oil and Gas Leases more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Subject Interests"); and

            WHEREAS, Gladstone Resources, Inc.'s name has now been changed to Gladstone Energy, Inc., and the state of incorporation for said corporation has been changed from Washington to Delaware.

            NOW, THEREFORE, Assignor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby assign, transfer, sell and convey unto:

Bagwell No. 6 Family L. P. P. O. Box 50010 Amarillo, TX 79105	12.2448980%
G. R. Partners, Inc. 4625 Greenville Avenue Suite 101 Dallas, TX 75206	8.1632653%
Humphrey Children's Trust Sheila Irons, Trustee 3500 Oak Lawn Avenue Suite 590, LB 49 Dallas, TX 75219	9.5918367%
30.0000000%

(hereinafter collectively referred to as "Assignee"), their heirs, successors and assigns, in the amounts set forth opposite their names, an undivided 30.000% of all right, title and interest acquired by Assignor through the Prior Assignment in and to the oil and gas leases as set out in Exhibit "A" attached hereto and reference to which is hereby made.

            This Assignment and Bill of Sale is made subject to all terms and conditions of the Prior Assignment, and further made subject to that certain Purchase and Sale Agreement between Assignor and Assignee dated the 30th day of August, 2000.

            This Assignment is made without warranty of title, either express or implied, except as to those claiming by, through or under Assignor.

            Assignor hereby agrees to execute the necessary documents and to do all things necessary or convenient to the full consummation of the transfer of the leases and units effectuated hereby, including the completion, execution and delivery of any and all transfer orders, division orders, or other instruments in writing required or requested by the purchaser(s) of production for the full consummation of the transfer of the leases and units effectuated hereby.

            All provisions, exceptions, conditions and covenants contained in this Assignment and Bill of Sale shall be binding on Assignor and Assignee, their respective heirs, personal representatives, successors and assigns, and shall run with the interest herein conveyed.

            IN WITNESS WHEREOF, this Assignment and Bill of Sale is executed this   31st   day of           August          , 2000; effective, however, on the 1st day of August, 2000.
ATTEST:	GLADSTONE ENERGY, INC.
/s/ Sheila Irons Sheila Irons, Secretary	By: /s/ Johnathan M. Hill Johnathan M. Hill, President

STATE OF TEXAS COUNTY OF DALLAS

           This instrument was acknowledged before me on this   31st day of     August    , 2000, by Johnathan M. Hill as President of Gladstone Energy, Inc.
/s/ Phillip C. Wilson Notary Public

EXHIBIT "A"

ATTACHED TO AND MADE A PART OF THAT CERTAIN ASSIGNMENT FROM
GLADSTONE ENERGY, INC, AS "ASSIGNOR", AND BAGWELL NO. 6 FAMILY
L. P. ET AL, AS "ASSIGNEE", DATED TO BE EFFECTIVE AS OF AUGUST 1, 2000.

ALLEN AND BEAUREGARD PARISHES, LOUISIANA
RIGHTHAND CREEK FIELD

1.	Oil and Gas Leases

1 .

That certain Oil, Gas and Mineral Lease, dated August 1, 1991, by and between Cavenham Energy Resources Division, Hanson Natural Resources Company, as Lessor and Brechtel Energy Corporation, as Lessee, recorded in Conveyance Book 328 under Entry No. 360470 of the records of Allen Parish, Louisiana; and that certain Partial Release of Oil, Gas and Mineral Lease, dated August 28, 1996, recorded in Conveyance Book 362, Pages 390-401, under Entry No. 383641 of the records of Allen Parish. In accordance with the terms of the lease, said release covering 20.01 acres lying outside of the surface boundaries of the U WX RD SU, and all depths and horizons less and except (1) fifty (50') feet above and one hundred (100') feet below the Upper Wilcox Sand, Reservoir D, defined as being that oil and gas bearing interval encountered between the depths of 10,962 feet and 11,310 feet (electrical log measurements) in the Brechtel Energy Corporation-Cavenham Energy Resources No. I Well, located in Section 29, Township 5 South, Range 7 West, Right Hand Creek Field, Allen Parish, Louisiana; and (2) fifty (50') feet above and one hundred (100') feet below the stratigraphic equivalent of the Cockfield/Sparta Sand, defined as being that oil and gas bearing interval encountered between the depths of 8,500 feet and 8,800 feet (electrical log measurements) in the Brechtel Energy Corporation-Cavenharn Energy Resources No. 2 Well, located in Section 30, Township 5 South, Range 7 West, Right Hand Creek Field, Allen Parish, Louisiana.

2.

That certain Oil, Gas and Mineral Lease, dated January 22, 1993, by and between Crosby Land & Resources, as Lessor and Brechtel Energy Corporation, as Lessee, recorded in Conveyance Book 335 under Entry No. 365937 of the records of Allen Parish, Louisiana.

3.

That certain Oil, Gas and Mineral Lease, dated March 16, 1993, by and between W. G. Ragley Lumber Company, as Lessor and Brechtel Energy Corporation, as Lessee, recorded in Conveyance Book 338 under Entry No. 367740 of the records of Allen Parish, Louisiana; Less and Except those lands released by that certain Partial Release of Oil, Gas and Mineral Lease, recorded June 24, 1994 in Conveyance Book 344 under Entry No. 372223 of the records of Allen Parish, Louisiana.

4.

That certain Oil, Gas and Mineral Lease, dated June 22, 1993, by and between Crosby Land & Resources, as Lessor and Brechtel Energy Corporation, as Lessee, recorded in Conveyance Book 343 under Entry No. 371071 of the records of Allen Parish, Louisiana.

5.

That certain Oil and Gas Lease and Limited Royalty Deed, dated May 5, 1994, by and between W. G. Ragley Lumber Company, as Lessor and Brechtel Energy Corporation, as Lessee, which a memorandum of such lease is recorded in Conveyance Book 344 under Entry No. 372225 of the records of Allen Parish, Louisiana.

Exhibit "A" Page 1 of 3

6.

That certain Oil, Gas and Mineral Lease, dated May 5, 1994, by and between Powell Lumber Company, as Lessor and Brechtel Energy Corporation, as Lessee, recorded in Conveyance Book 344 under Entry No. 372224 of the records of Allen Parish, Louisiana.

7.

That certain Oil, Gas and Mineral Lease, dated August 1, 1994, by and between Crosby Land & Resources, as Lessor and Brechtel Energy Corporation, as Lessee, recorded in Conveyance Book 345 under Entry No. 372683 of the records of Allen Parish, Louisiana; and in Conveyance Book 595 under Entry No. 397116 of the records of Beauregard Parish, Louisiana.

8.

That certain Oil, Gas and Mineral Lease, dated September 23, 1997, by and between Thelma Ray Sills Trull, et al, as Lessor and Rio Grande Offshore, Ltd., as Lessee, recorded in Conveyance Book 372 under Entry No. 390,444 of the records of Allen Parish, Louisiana.

9.

That certain Oil, Gas and Mineral Lease, dated December 20, 1994, by and between Norman Paul Morin, et al, as Lessor and Brechtel Energy Corporation, as Lessee, recorded in Conveyance Book 602 under Entry No. 381853 of the records of Beauregard Parish, Louisiana.

10.

That certain Oil, Gas and Mineral Lease, dated December 20, 1994, by and between Gilles R. Morin, et ux, as Lessor and Brechtel Energy Corporation, as Lessee, recorded in Conveyance Book 602 under Entry No. 381854 of the records of Beauregard Parish, Louisiana.

11.

That certain Oil, Gas and Mineral Lease dated December 28, 1994, by and between Cavenham Energy Resources Division, Hanson Natural Resources Company, as Lessor and Brechtel Energy Corporation, as Lessee, recorded in Conveyance Book 348 under Entry No. 374879 of the records of Allen Parish, Louisiana.

12.

That certain Oil, Gas and Mineral Lease dated February 6, 1995, by and between W. G. Ragley Lumber Company, as Lessor and Brechtel Energy Corporation, as Lessee, recorded in Conveyance Book 349 under Entry No. 375361 of the records of Allen Parish, Louisiana; and in Conveyance Book 602 under Entry No. 382235 of the records of Beauregard Parish, Louisiana. Said lease was amended by that certain Act of Correction, effective February 6, 1995, and recorded in Conveyance Book 355 under Entry No. 378556 of the records of Allen Parish, Louisiana; and in Conveyance Book 612 under Entry No. 385872 of the records of Beauregard Parish, Louisiana.

13.	Intentionally Left Blank

14.

That certain Oil, Gas and Mineral Lease dated April 3, 1995, by and between Crosby Land & Resources, as Lessor and Brechtel Energy Corporation, as Lessee, recorded in Conveyance Book 604 under Entry No. 382726 of the records of Beauregard Parish, Louisiana.

15.

That certain Oil, Gas and Mineral Lease dated May 17, 1995, by and between W. G. Ragley Lumber Company, as Lessor and Brechtel Energy Corporation, as Lessee, recorded in Conveyance Book 351 under Entry No. 376661 of the records of Allen Parish, Louisiana .

16.	That certain Oil and Gas Lease and Limited Royalty Deed dated May 17, 1995, by and between Powell Lumber Company, as Lessor and Brechtel Energy

Exhibit "A" Page 2 of 3

Corporation, as Lessee, and a memorandum of such lease is recorded in Conveyance Book 351, under Entry No. 376662 of the records of Allen Parish, Louisiana.

17.	Intentionally Left Blank

18.

That certain Oil, Gas and Mineral Lease dated July 24, 1996, by and between Temple-Inland Forest Products Corporation, as Lessor and Brechtel Energy Corporation, as Lessee, recorded in Conveyance Book 361 under Entry No. 383008 of the records of Allen Parish, Louisiana.

19.

That certain Oil, Gas and Mineral Lease dated August 23, 1983, by and between W. G. Ragley Lumber Company, as Lessor and Ballard Exploration Company, Inc., as Lessee, recorded in Conveyance Book 261 under Entry No. 309041 of the records of Allen Parish, Louisiana.

20.

That certain Oil, Gas and Mineral Lease dated August 23, 1983, by and between Crosby Chemicals, Inc., as Lessor and Ballard Exploration Company, as Lessee, recorded in Conveyance Book 261 under Entry No. 309040 of the records of Allen Parish, Louisiana.

21.

That certain Oil, Gas and Mineral Lease dated August 16, 1983, by and between Ben H. Hinchee, Jr., et al, as Lessor and Ballard Exploration Company, as Lessee, recorded in Conveyance Book 261 under Entry No. 309039 of the records of Allen Parish, Louisiana.

22.

That certain Oil, Gas and Mineral Lease dated August 27, 1983, by and between Warren D. Hinchee, et ux, as Lessor and Ballard Exploration Company, Inc., as Lessee, recorded in Conveyance Book 262 under Entry No. 309336 of the records of Allen Parish, Louisiana.

23.

That certain Oil, Gas and Mineral Lease dated July 5, 1979, by and between International Paper Company, as Lessor and IP Petroleum Company, Inc., as Lessee, recorded in Conveyance Book 229 under Entry No. 277544 of the records of Allen Parish, Louisiana.

24.

That certain Oil, Gas and Mineral Lease dated March 4, 1980, by and between Roxie Morgan Sills, et al, as Lessor and Charlie A. Hudson, as Lessee, recorded in Conveyance Book 233 under Entry No. 283482 of the records of Allen Parish, Louisiana.

25.

That certain Oil, Gas and Mineral Lease dated August 19, 1997, by and between Crosby Land & Resources, as Lessor, and Rio Grande Offshore, Ltd.. as Lessee, recorded in Conveyance Book 661 under Entry No. 401208 of the records of Beauregard Parish, Louisiana.

26.

That certain Oil and Gas Lease and Limited Royalty Deed dated March 17, 1997, by and between W. G. Ragley Lumber Company, as Lessor, and Rio Grande Offshore, Ltd., as Lessee, and a memorandum of such lease is recorded in Conveyance Book 661 under Entry No. 401208 of the records of Beauregard Parish, Louisiana.

27.

That certain Oil, Gas and Mineral Lease dated July 24, 1997, by and between Crosby Land & Resources, as Lessor, and Rio Grande Offshore, Ltd., as Lessee, recorded in Conveyance Book 371 under Entry No. 389,358 of the records of Allen Parish, Louisiana.

Exhibit "A" Page 3 of 3